EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Annual Report of IBEX Limited (the “Company”) on Form 10-K for the year ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 13, 2023

By:	/s/ Robert Dechant
Name:	Robert Dechant
Title:	Chief Executive Officer (Principal Executive Officer)

By:	/s/ Taylor Greenwald
Name:	Taylor Greenwald
Title:	Chief Financial Officer (Principal Financial Officer)